Exhibit 99.1

Blue Capital Reinsurance Holdings Ltd. Announces Run-Off

HAMILTON, Bermuda — July 25, 2019 — Blue Capital Reinsurance Holdings Ltd. (NYSE: BCRH, BSX: BCRH.BH); (“Blue Capital” or the “Company”) today announced that, after considering strategic alternatives, its Board of Directors has decided to cease active operations and pursue an orderly run-off of its liabilities and in-force portfolio and return capital to shareholders as it winds up its operations. As and when capital becomes available after settlement of existing liabilities and expenses, and in accordance with all applicable regulatory requirements, the Company expects to declare special distributions to shareholders as it winds up its affairs and operations. The Company currently expects, based upon management’s best available estimates, that 20% of its existing shareholders’ equity as of June 30, 2019 will have been distributed or will become available for distribution in the remainder of 2019, 65% will become available for distribution in 2020 and 15% will become available subsequent to 2020. The Company expects the first of these special distributions to be declared on or about August 30, 2019.

The Company will remain exposed to the performance of its underlying in-force reinsurance treaties and the future release of collateral held in trust under the terms of underlying expired reinsurance treaties during the run-off of its business. Accordingly, the amount to be received by shareholders and the timing of those receipts will be dependent on the performance of those underlying in-force treaties among other factors, including applicable regulatory approvals for such distribution. The timing and ultimate amount of special distributions could ultimately be materially adversely impacted by unforeseen events and the ultimate development and settlement of existing losses and loss adjustment expenses.

Commenting on today’s announcement, Michael McGuire, Chairman and Chief Executive Officer stated, “Recognizing the valuation level of the Company’s common shares in the public markets, the Board of Directors determined that an orderly runoff of the Company’s liabilities and return of the Company’s capital through special distributions is the best course of action to maximize value for our shareholders.”

The Company intends to delist its common shares from the New York Stock Exchange and the Bermuda Stock Exchange prior to March 31, 2020. Following delisting, the Company intends to file a Form 15 with the U.S. Securities and Exchange Commission (“SEC”) to terminate the registration of its shares and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the filing of the Form 15, the Company will no longer be required to file Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other required reports under the Exchange Act (assuming that the number of record shareholders of the Company remain below certain thresholds in the future). The Exchange Act deregistration will be effective 90 days after the filing of the Form 15.

Following delisting and deregistration, the Company believes that its common shares will continue to be quoted on the OTC Pink, a centralized electronic quotation service operated by the OTC Markets for over-the-counter securities. However, the Company can give no assurance that trading in its common shares will continue in the future on the OTC Pink, on any securities exchange, or in any other quotation medium. Further, as a non-listed company, the Company’s common shares may be subject to transfer restrictions, including exchange control requirements in Bermuda. Common shareholders may consult their financial advisors, the Company (by using the below contact information), or the Company’s transfer agent, Computershare Trust Company, N.A. regarding any questions related to their holding common shares in the Company following the delisting and deregistration of the Company’s common shares with, and the suspension of the Company’s reporting obligations to, the SEC.

About Blue Capital

Blue Capital Reinsurance Holdings Ltd., through its operating subsidiaries, previously offered collateralized reinsurance in the property catastrophe market, leveraging underwriting expertise and infrastructure from established resources. Underwriting decisions, operations and other management services are provided to the Company by Blue Capital Management Ltd., a subsidiary of Sompo International Holdings Ltd. (a wholly owned subsidiary of Sompo Holdings, Inc.), a recognized global specialty provider of property and casualty insurance and reinsurance and a leading property catastrophe and short tail reinsurer since 2001. Additional information can be found in the Company’s public filings with the SEC or at www.bcapre.bm.

Contacts

Investor Relations

Phone: +1 441 278 0988

Email: investorrelations@Sompo-Intl.com

Portland Communications

Steffan Williams

Phone: +1 44 (0)20 7554 1800

Email: Steffan.williams@portland-communications.com

Safe Harbor for Forward-Looking Statements

Some of the statements in this press release may include, and the Company may make related oral forward-looking statements which reflect our current views with respect to future special distributions and financial performance. Such statements may include forward-looking statements with respect to future special distributions, our run-off financial performance and the insurance and reinsurance sectors. Statements that include the words “should,” “would,” “expect,” “estimates”, “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause the timing and amount of special distributions and the Company’s run-off performance to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the amount that the Company will be required to reserve to provide for the Company’s contingent liabilities and obligations, the expenses that the Company will incur during the winding up, including general administrative and overhead costs and legal and auditing expenses, the ability of the Company to favorably resolve any litigation that may be commenced against the Company in connection with its winding up and ultimate liquidation, the tax treatment of special distributions, the delisting of the Company’s common shares in connection with the winding up, greater frequency or severity of claims and loss activity, uncertainties in our reserving process, changes to our tax status, credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Current Report on Form 8-K dated July 25, 2019.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent report on Form 10-K, our Current Report on Form 8-K dated July 25, 2019 and other documents of the Company on file with the SEC. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual special distributions, results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The contents of any website referenced in this press release are not incorporated by reference herein.

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